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                                ING MUTUAL FUNDS
                           ING Emerging Countries Fund

                        Supplement Dated August 20, 2004
                    to the International Equity Funds and the
            Global Equity Funds Classes A, B, C and M Prospectus and
                               Class Q Prospectus
                               Dated March 1, 2004

Effective August 1, 2004, the third paragraph under the section entitled "Management of the Funds - ING Emerging Countries Fund," beginning on page 38, of the Classes A, B, C and M Prospectus and on page 27 of the Class Q Prospectus is deleted in its entirety. Bratin Sanyal is no longer a Portfolio Manager of ING Emerging Countries Fund.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE